SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2005
MERCHANTS GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-9640	16-1280763

(Commission File Number)	(I.R.S. Employer Identification No.)

250 Main Street, Buffalo, New York	14202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (716) 849-3333
(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Financial Statements and Exhibits

Item 9.01.	Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Exhibit 99 Press Release

Item 2.02 Results of Operations and Financial Condition.
          On August 11, 2005, Merchants Group, Inc. issued a press release announcing results for the quarter ended June 30, 2005. The text of the press release is furnished as exhibit to this Form 8-K. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits
          The following exhibits are filed as a part of this report:

Exhibit No.	Description
99	Press release dated August 11, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS GROUP, INC.

Date: August 11, 2005	By:	/s/ Kenneth J. Wilson

Kenneth J. Wilson
Chief Financial Officer
Treasurer

EXHIBIT INDEX

Exhibit No.
99	Press release dated August 11, 2005 filed herewith.